                                                                      Exhibit 99

                         FORM 3 JOINT FILER INFORMATION

Name of
"Reporting Persons":       InterWest Partners X, L.P. ("IW10")
                           InterWest Management Partners X, LLC ("IMP10")

                           Bruce A. Cleveland
                           Philip T. Gianos
                           W. Stephen Holmes
                           Nina Kjellson
                           Gilbert H. Kliman
                           Arnold L. Oronsky
                           Douglas A. Pepper
                           Keval Desai
                           Khaled Nasr

Address:                   2710 Sand Hill Road, Suite 200
                           Menlo Park, CA 94025

Designated Filer:          InterWest Partners X, L.P.

Issuer and Ticker Symbol:  Invuity, Inc. ("IVTY")

Date of Event:             June 10, 2015

Each of the following is a Joint Filer with InterWest Partners X L.P. ("IW10")
and may be deemed to share indirect beneficial ownership in the securities set forth on the attached Form 3:

InterWest Management Partners X, LLC ("IMP10") is the general partner of IW10 and has sole voting and investment control over the shares owned by IW10. Bruce
A. Cleveland, Philip T. Gianos, W. Stephen Holmes, Nina Kjellson, Gilbert H.
Kliman, Douglas A. Pepper, and Arnold L. Oronsky are Managing Directors of IMP10
and, Keval Desai and Khaled A. Nasr, and are Venture Members of IMP10.

All Reporting Persons disclaim beneficial ownership of shares of Invuity, Inc.
stock held by IW10, except to the extent of their respective pecuniary interest therein. The filing of this statement shall not be deemed an admission that, for purposes of Section 16 of the Securities Exchange Act of 1934, or otherwise, any of the Reporting Persons are the beneficial owner of all of the equity securities covered by this statement.

Each of the Reporting Persons listed above has designated InterWest Partners X,
L.P. as its designated filer of Forms 3, 4 and 5 in accordance with Section
16(a) of the Securities Exchange Act of 1934 and the rules thereunder. Each
Reporting Person has appointed InterWest Management Partners X, LLC as its attorney in fact for the purpose of making reports relating to transaction in
Invuity, Inc. Common Stock.

INTERWEST MANAGEMENT PARTNERS X, L.L.C.   Gilbert H. Kliman, an individual
                                          By: InterWest Management Partners X,
                                              LLC,
                                              as Attorney-in-Fact

By: /s/ W. Stephen Holmes
   ------------------------------------
    W. Stephen Holmes, Managing Director  By: /s/ Karen A. Wilson
                                              --------------------------------
                                          Karen A. Wilson, Power of Attorney
INTERWEST PARTNERS X, LP                  Arnold L. Oronsky, an individual
                                          By: InterWest Management Partners X,
By: InterWest Management Partners X, LLC      LLC,
   ------------------------------------       as Attorney-in-Fact
    Its General Partner
                                          By: /s/ Karen A. Wilson
                                              ---------------------------------
                                              Karen A. Wilson, Power of Attorney

By: /s/ W. Stephen Holmes
   ------------------------------------
    W. Stephen Holmes, Managing Director

Bruce A. Cleveland, an individual         Douglas A. Pepper, an individual
By: InterWest Management Partners X, LLC, By: InterWest Management Partners X,
    as Attorney-in-Fact                       LLC,
                                              as Attorney-in-Fact

By: /s/ Karen A. Wilson                   By: /s/ Karen A. Wilson
   ------------------------------------      -------------------------------
    Karen A. Wilson, Power of Attorney        Karen A. Wilson, Power of Attorney

Philip T. Gianos, an individual           Keval Desai, an individual
By: InterWest Management Partners X, LLC, By: InterWest Management Partners X,
    as Attorney-in-Fact                       LLC,
                                              as Attorney-in-Fact

By: /s/ Karen A. Wilson                   By: /s/ Karen A. Wilson
   ------------------------------------      --------------------------------
    Karen A. Wilson, Power of Attorney        Karen A. Wilson, Power of Attorney

W. Stephen Holmes, an individual          Khaled A. Nasr, an individual
By: InterWest Management Partners X, LLC, By: InterWest Management Partners X,
    as Attorney-in-Fact                       LLC,
                                              as Attorney-in-Fact

By: /s/ Karen A. Wilson                   By: /s/ Karen A. Wilson
   ------------------------------------      --------------------------------
    Karen A. Wilson, Power of Attorney        Karen A. Wilson, Power of Attorney

Nina Kjellson, an individual
By: InterWest Management Partners X, LLC,
    as Attorney-in-Fact

By: /s/ Karen A. Wilson
   -----------------------------------
    Karen A. Wilson, Power of Attorney